SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 1, 2000




                             PSS WORLD MEDICAL, INC.

                            (Exact name of registrant
                          as specified in its charter)




       Florida                       0-23832                    59-2280364
--------------------------------------------------------------------------------
       (State or other             (Commission                (I.R.S. Employer
       jurisdiction of             File Number)             Identification No.)
       incorporation)



       4345 Southpoint Boulevard
       Jacksonville, Florida                                        32216
--------------------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (904) 332-3000

                                      N/A
                         ------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

Fisher Scientific International, Inc. and PSS World Medical, Inc. Terminate Merger Agreement.

         On September 1, 2000, Fisher Scientific and PSS announced that the boards of directors of both companies have acted to terminate their merger agreement. A copy of the press release concerning the termination of the merger agreement is filed as Exhibit 99 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         99.1     Press Release dated September 1, 2000.




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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PSS WORLD MEDICAL, inc.



                                            By:  /s/ David A. Smith
                                                 _________________________
                                                 David A. Smith

                                                 Executive Vice President and
                                                 Chief Financial Officer

Dated: September 5, 2000




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




                                  EXHIBIT INDEX

Number         Description

99.1           Press Release of PSS World Medical, Inc. dated September 1, 2000.

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE

Fisher Scientific Contacts                             PSS World Medical Contact
Media:                                                 Investors:
Name:   Gia L. Oei                                     Name:      David A. Smith
Phone:  (603) 929-2489                                 Phone:     (904)332-3334

Investors:
Name:   Matthew E. Murphy
Phone:  (603) 929-2376


        Fisher Scientific International, Inc. and PSS World Medical, Inc.

                           Terminate Merger Agreement

HAMPTON, N.H. and JACKSONVILLE, Fla., Sept. 1, 2000 -- Fisher Scientific International, Inc. (NYSE:FSH), the world leader serving science, and PSS World Medical, Inc. (NASDAQ:PSSI), a leading specialty marketer and distributor of medical products, today announced that they have terminated by mutual consent the merger agreement for Fisher's acquisition of PSS. The boards of directors of each of the two companies have determined that the transaction is not in the best interest of their respective shareholders.

As the world leader serving science, Fisher Scientific (www.fishersci.com) is the global source of laboratory supplies and equipment, e-commerce procurement technology and related services for research, healthcare, science education and occupational safety. Alchematrix Inc. (www.alchematrix.com), a business-to-business e-commerce subsidiary of Fisher Scientific, incorporates all of the capabilities and functionalities of fishersci.com, the world's largest and most comprehensive virtual marketplace for buying scientific supplies.

PSS World Medical is a specialty marketer and distributor of medical products to physicians, alternate-site imaging centers, long-term care providers and hospitals through 110 service centers in all 50 states and five European countries. Since its inception in 1983, PSS has become a leader in the three market segments that it serves with a focused, market-specific approach to sales, marketing and customer service.

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